UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 20, 2024

BMO 2024-C10 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002038432)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key number: 0001840727)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

German American Capital Corporation

(Central Index Key number: 0001541294)

Zions Bancorporation, N.A.

(Central Index Key number 0000109380)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-02	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 7, 2024 (the “Closing Date”), BMO 2024-C10 Mortgage Trust (the “Issuing Entity”) issued the BMO 2024-C10 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-C10, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2024 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed with the Securities and Exchange Commission (the “Commission”) on November 7, 2024 under Commission File No. 333-280224-02. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “Newport Centre Whole Loan”) relating to the Mortgage Loan (the “Newport Centre Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Newport Centre was required to be serviced and administered pursuant to the BANK 2024-BNK48 PSA, which is the servicing agreement for the BANK 2024-BNK48 PSA securitization trust (into which a Companion Loan with respect to the Newport Centre Whole Loan was deposited). The BANK 2024-BNK48 PSA was filed as Exhibit 4.2 to the Current Report on Form 8-K with respect to the Issuing Entity, filed with the Commission on October 28, 2024 under Commission File No. 333280224-02.

On November 20, 2024, the Controlling Pari Passu Companion Loan with respect to the Newport Centre Whole Loan was contributed to the commercial mortgage securitization transaction (the “BBCMS 2024-C30 Securitization”) involving the issuance of the BBCMS Mortgage Trust 2024-C30, Commercial Mortgage Pass-Through Certificates, Series 2024-C30 (the “BBCMS 2024-C30 Certificates”). Upon the issuance of the BBCMS 2024-C30 Certificates, the servicing and administration of the Newport Centre Whole Loan are required to be transferred from the BANK 2024-BNK48 PSA to the pooling and servicing agreement governing the issuance of the BBCMS 2024-C30 Certificates, dated as of November 1, 2024 (the “BBCMS 2024-C30 PSA”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “BBCMS 2024-C30 Depositor”), Midland Loan Services, Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

The BBCMS 2024-C30 PSA, in the form most recently filed with the Commission by or on behalf of the BBCMS 2024-C30 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the BBCMS 2024-C30 PSA applicable to the servicing of the Newport Centre Mortgage Loan are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on October 28, 2024 pursuant to Rule 424(b)(2) under Commission File Number 333-280224-02, but will differ in certain respects as described below and, treating the BBCMS 2024-C30 PSA as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the Newport Centre Whole Loan becoming a specially serviced loan under the BBCMS 2024-C30 PSA, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Newport Centre Whole Loan accruing at a rate equal to 0.25%, subject to a minimum monthly special servicing fee of $5,000 with respect to such specially serviced loan.

•	In connection with a workout of the Newport Centre Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1% of each collection (other than penalty charges and excess interest) of interest and principal (other than any amount for which a liquidation fee would be paid) received on the corrected Newport Centre Whole Loan for so long as it remains a corrected Whole Loan, subject to a maximum workout fee of $1,000,000 and a minimum workout fee of $25,000 in the aggregate with respect to any particular workout of the Newport Centre Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee equal to 1% of the related payment or proceeds received in connection with the liquidation of the Newport Centre Whole Loan or related REO Property, subject to a minimum liquidation fee of $25,000 in the aggregate for the Newport Centre Whole Loan.
•	The Mortgaged Property relating to the Newport Centre Whole Loan will be subject to inspection (A) at least once every twelve (12) months if the related Pari Passu Companion Loan contributed to the BBCMS 2024-C30 Securitization has a stated principal balance of $4,000,000 or more and (B) at least once every twenty-four (24) months if the related Pari Passu Companion Loan contributed to the BBCMS 2024-C30 Securitization has a stated principal balance of less than $4,000,000, in each case commencing in the calendar year 2025 (and each Mortgaged Property is required to be inspected on or prior to December 31, 2026) in a manner similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	BBCMS 2024-C30 PSA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2024-C10 – Form 8-K